UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2011

Capella Education Company

(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South 6th Street, 9th Floor Minneapolis, Minnesota		55402
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (888) 227-3552

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2011, Capella Education Company (the “Company”) announced that, effective October 6, 2011, Mary Miller has been appointed Chief Marketing Officer for Capella University and Jason Van de Loo has been appointed Vice President for International Marketing & Development for the Company. Mr. Van de Loo, who previously served as Vice President of Marketing and Portfolio Strategies, is continuing with the Company as a key leader in a non-executive officer capacity in his new role. A news release dated October 10, 2011, announcing these organizational changes, is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

99.1 Press Release dated October 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPELLA EDUCATION COMPANY

Date: October 11, 2011	By	/s/ Gregory W. Thom
Gregory W. Thom
Senior Vice President, General Counsel and
Secretary